UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 17, 2016

Date of report (Date of earliest event reported)

Nexvet Biopharma

public limited company

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36828	98-1205017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit 5, Sragh Technology Park

Rahan Road, Tullamore

Co. Offaly, R35 FR98, Ireland

(Address of principal executive offices, including zip code)

+353 5793 24522

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 17, 2016, the shareholders of Nexvet Biopharma public limited company (the “Company”) adopted revised Articles of Association of the Company forming part of its Constitution (as so revised, the “Amended Constitution”). The foregoing description of the revised Articles of Association is qualified in its entirety by the full text of the Amended Constitution attached as Appendix A to the Company’s Definitive Proxy Statement for the 2016 Annual General Meeting of Shareholders, as filed with the Securities and Exchange Commission on October 25, 2016.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 17, 2016, the Company held its 2016 Annual General Meeting of Shareholders (the “Annual Meeting”). Of the 11,726,406 ordinary shares of the Company outstanding and entitled to vote as of the October 13, 2016 record date for the Annual Meeting, a total of 8,920,150 ordinary shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum. Set forth below are the proposals on which the Company’s shareholders voted at the Annual Meeting and the voting results for each proposal:

1. The Company’s shareholders approved a proposal to elect the following four (4) Class II directors, each to hold office until the 2018 Annual General Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier resignation or removal, with voting results as follows:

Nominee	Votes For	Withheld	Abstentions	Broker Non- Votes
Ashraf Hanna, Ph.D, M.D.	7,167,812	51,683	N/A	1,700,655
Mark Heffernan, Ph.D.	7,062,737	156,758	N/A	1,700,655
Joseph McCracken, DVM, MS	7,168,814	50,681	N/A	1,700,655
Rajiv Patel	7,167,812	51,683	N/A	1,700,655

The terms of office for the following directors continued after the meeting, each of whom is a Class I director: Christopher Brown; George Gunn, BVM&S, DVSM, MRCVS, Ph.D.; Cormac Kilty, Ph.D.; and John Payne.

2. The Company’s shareholders approved a proposal to ratify the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017 and statutory auditor until the close of the next annual general meeting of shareholders, and to authorize the board of directors acting through the Audit Committee to fix its remuneration, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
8,857,376	47,423	15,351	0

3. The Company’s shareholders approved a proposal to adopt revised Articles of Association of the Company, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
7,123,406	87,736	8,353	1,700,655

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexvet Biopharma public limited company

By:	/s/ Mark Heffernan, Ph.D.
Name:	Mark Heffernan
Its:	Chief Executive Officer

Date: November 18, 2016